UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 14, 2015, Sparton Corporation, an Ohio corporation (“Sparton”) and Sparton Hunter Corporation, a California corporation (“Sparton Hunter”) and a wholly-owned subsidiary of Sparton, entered into an Agreement and Plan of Merger (the “Agreement”) with Hunter Technology Corporation, a California corporation (“Hunter”) and Joseph F. O’Neil, an individual, as representative for certain Hunter stockholders and optionholders (the “Representative”). Pursuant to the Agreement, effective April 14, 2015 (the “Closing Date”), Sparton Hunter merged with and into Hunter, with Hunter as the surviving corporation (the “Merger”), and Sparton purchased all of Hunter’s outstanding common stock for an aggregate purchase price of $55,000,000, including certain amounts payable to Hunter’s optionholders and the repayment by Sparton of certain indebtedness of Hunter. In addition, Sparton will also pay Hunter’s former stockholders and optionholders an earnout payment in an amount, if any, which shall be based upon Hunter’s achieving certain levels of revenue during the 2015 calendar year, but not to exceed $13,000,000. The Agreement also provides for a holdback of $2,800,000 for payment of certain indemnification obligations and purchase price adjustments. These funds will be held in escrow pursuant to an Escrow Agreement between Sparton, the Representative and Citibank, N.A., as Escrow Agent (the “Escrow Agreement”).

The Agreement contains representations and warranties of the parties that are customary for a transaction of this type, which generally survive for a period of twelve months following the Closing Date, except for certain fundamental representations that survive for a period of twelve years. Certain of the representations and warranties may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the federal securities laws or were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Further, certain of the representations and warranties are qualified by confidential disclosure schedules that may contain some nonpublic information that is not material under the federal securities laws. Information concerning the subject matter of these representations and warranties may change as of or after the Closing Date, which changes may or may not be fully reflected in Sparton’s public disclosures. Accordingly, you should not rely on these representations and warranties as statements of fact. Furthermore, only the parties to the Agreement and the related agreements have the right to enforce the terms and provisions of the Agreement and/or related agreements, as applicable.

The Agreement contains customary covenants, agreements and conditions, including regarding access to books and records by Hunter following the Closing Date, and the maintenance by Sparton of director and officer liability insurance and indemnification for the individuals who were Hunter’s officers, directors or similar functionaries at or prior to the Closing Date.

Hunter’s stockholders and optionholders have agreed to indemnify Sparton and its affiliates, subject to certain limitations, for damages incurred as a result of or arising out of, among other things, breaches of Hunter’s representations, warranties or covenants. In addition to the amounts held in escrow pursuant to the Escrow Agreement with respect to such indemnity obligations, Sparton has obtained an insurance policy through Concord Specialty Risk that will provide Sparton with coverage for breaches of Hunter’s representations or warranties in the Agreement. The insurance policy provides coverage to Sparton for certain damages above the escrowed amounts, and up to $9,000,000. The term of the policy is three years, except with respect to Hunter’s breach of certain fundamental and tax representations, in which case the term is six years. Sparton has agreed to indemnify Hunter’s stockholders, optionholders, the Representative and their respective affiliates, subject to certain limitations, for damages incurred as a result of or arising out of breaches of Sparton’s or Sparton Hunter’s representations, warranties, or covenants, including covenants to be performed by Hunter after the Closing Date.

The foregoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of Agreement (including the exhibits thereto) and to the press release that are attached as Exhibit 10.1 and Exhibit 99.1, respectively, to this report and are hereby incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into and made a part of this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Sparton will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

Sparton will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1*	Agreement and Plan of Merger dated as of April 14, 2015 by and among Hunter Technology Corporation, a California corporation, Sparton Corporation, an Ohio corporation, Sparton Hunter Corporation, a California corporation, and Joseph F. O’Neil, an individual

Exhibit 99.1	Press Release dated April 14, 2015, issued by Sparton Corporation regarding the acquisition of Hunter Technology Corporation

*	Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Sparton agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: April 20, 2015	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1*	Agreement and Plan of Merger dated as of April 14, 2015 by and among Hunter Technology Corporation, a California corporation, Sparton Corporation, an Ohio corporation, Sparton Hunter Corporation, a California corporation, and Joseph F. O’Neil, an individual

Exhibit 99.1	Press Release dated April 14, 2015, issued by Sparton Corporation regarding the acquisition of Hunter Technology Corporation

*	Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Sparton agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.